UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 22, 2005 (September 20, 2005)
Endo Pharmaceuticals Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15989	13-4022871

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Endo Boulevard, Chadds Ford, PA	19317

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (610) 558-9800
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.03. Material Modification to Rights of Security Holders
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-4.1.3: AMENDMENT 2 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT
EX-4.2.3: AMENDMENT 2 TO AMENDED AND RESTATED EMPLOYEE STOCKHOLDERS AGREEMENT
EX-4.3: EMPLOYEE STOCKHOLDERS CONSENT AND RELEASE
EX-10.1: SHELF REGISTRATION AGREEMENT

Item 1.01. Entry into a Material Definitive Agreement.
Endo Pharmaceuticals Holdings Inc. (the “Company”), Kelso Investment Associates V, L.P. (together with Kelso Equity Partners V, L.P. (“Kelso”)), and Endo Pharma LLC (“Endo LLC”) entered, or will enter, as the case may be, into a consent and release agreement (the “Consent and Release”) with such stockholders of the Company as executed or will execute the Consent and Release (the “Amending Employee Stockholders”) who were party to the employee stockholders agreement (the “Employee Stockholders”), dated as of July 14, 2000, as amended and restated on June 5, 2003, and as amended on June 28, 2004 (the “Employee Stockholders Agreement”). Employee Stockholders who own a majority of the shares of Common Stock owned by the Employee Stockholders have executed the Consent and Release and the Consent and Release became effective on September 20, 2005 for Employee Stockholders who had executed it. Other Employee Stockholders may execute the Consent and Release at any time, and thereby become Amending Employee Stockholders. Pursuant to the Consent and Release, upon its effectiveness, Endo LLC released each Employee Stockholder who executed the Consent and Release from the Employee Stockholders Agreement. Amending Employee Stockholders will no longer be bound by the restrictions on transfer of their shares of Common Stock under the Employee Stockholders Agreement, and will no longer be entitled to any benefits under the Employee Stockholders Agreement. From a date no later than October 24, 2005, Employee Stockholders who execute the Consent and Release will be permitted to sell, subject to certain volume limitations, approximately 2.8 million shares of Common Stock (i) issuable to such Employee Stockholders upon exercise of options granted to them under the Endo Pharma LLC Amended and Restated 1997 Employee Stock Option Plan and the Endo Pharma LLC Amended and Restated 2000 Supplemental Employee Stock Option Plan (collectively the “Option Plans”), and (ii) acquired by such Employee Stockholders pursuant to the 1997 Employee Stock Purchase Plan. In the event Endo LLC and certain members of Endo senior management consummate an offering prior to October 24, 2005, Endo currently intends to permit Employee Stockholders who execute the Consent and Release to sell such shares of Common Stock, subject to volume restrictions, from the date of the consummation of such offering.
In connection with the Consent and Release, the committee administering the equity plans of Endo LLC accelerated the exercisability of the Class C options granted under the Option Plans as well as those granted under the Endo Pharma LLC Amended and Restated 1997 Executive Stock Option Plan and the Endo Pharma LLC Amended and Restated 2000 Supplemental Executive Option Plan such that all of the Class C Options are immediately exercisable.
Amending Employee Stockholders also agree, with respect to the Registration Statement on Form S-3, as amended, filed with the Securities and Exchange Commission on April 30, 2004 (the “Shelf Registration Statement”), to (a) be removed as a selling shareholder; (b) have the shares reserved for sale by them reallocated to any of the other selling shareholders named therein; (c) to have any increase in the number of shares registered under the Shelf Registration Statement allocated to any of the other selling shareholders named therein; and (d) to take such actions as may be requested by the Company to terminate the custody arrangements made in June 2004 in connection with the Shelf Registration Statement, and to withdraw their shares from any such arrangements. The Amending Employee Stockholders also agree to waive any rights they may have in respect of the registration of shares of Common Stock.
Additionally, the parties to the Consent and Release entered into a second amendment to the Employee Stockholders Agreement (the “Amendment”). The Amendment became effective on September 20, 2005, when it had been executed by Employee Stockholders who own a majority of the shares of Common Stock owned by the Employee Stockholders. The Amendment amends the Employee Stockholders Agreement for all Employee Stockholders and eliminates the rights of all Employee Stockholders with respect to future underwritten offerings or block sales of shares of Common Stock by Endo LLC.
On September 20, 2005, the Company, Kelso and Endo LLC entered into a second amendment to the executive stockholder agreement, dated July 14, 2000, as amended and restated on July 7, 2003, as amended on June 28, 2004, (as amended by the second amendment, the “Amended Executive Stockholders Agreement”) with certain members of the senior management of the Company. Under the Amended

Executive Stockholders Agreement, if the Company registers shares of Common Stock on behalf of Endo LLC pursuant to a shelf registration statement under Rule 415 of the Securities Act of 1933, as amended (other than a registration pursuant to the Endo LLC Registration Rights Agreement) and such shelf registration statement provides for, among other things, sales by Endo LLC through one or more (including any combination thereof) (i) block trades, (ii) underwritten offerings, (iii) derivative transactions with third parties, or (iv) other types of hedging transactions (each, a “Take-down Transaction”), then Endo LLC agrees that at least 15% of the aggregate number of shares of Common Stock to be sold in any Take-down Transaction will be available for sale by certain members of the senior management of the Company in accordance with the rights, procedures and limitations set forth therein.
In connection with the shelf registration statement filed by the Company on September 2, 2005, the Company, Endo LLC and certain members of the senior management of the Company entered into a shelf registration agreement, dated September 21, 2005 (the “2005 Shelf Registration Agreement”), providing for the registration of 19 million shares of Common Stock for resale by Endo LLC and certain other selling stockholders. The 2005 Shelf Registration Agreement also provided for certain arrangements regarding the allocation among the selling stockholders of the shares of Common Stock to be sold under the registration statement. In exchange for the registration of the shares of Common Stock, Endo LLC agreed to reduce the number of demand registration rights available to it pursuant to the registration rights agreement dated July 17, 2000, as amended on June 30, 2003.
Item 3.03. Material Modification to Rights of Security Holders.
The disclosure under Item 1.01 of this report is also responsive to Item 3.03 of this report and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Exhibits.

Exhibit Number	Description
4.1.3	Amendment 2 to the Amended and Restated Stockholders Agreement, dated September 20, 2005, by and among the Company, Endo LLC, Kelso and certain Amending Stockholders (as defined therein)

4.2.3	Amendment 2 to the Amended and Restated Employee Stockholders Agreement, dated September 20, 2005, by and among the Company, Endo LLC, Kelso and certain Amending Stockholders (as defined therein)

4.3	Employee Stockholders Consent and Release, effective September 20, 2005, by and among the Company, Endo LLC, Kelso and certain Employee Stockholders (as defined therein) signatory thereto

10.1	Shelf Registration Agreement, dated September 21, 2005, by and between Endo, Endo LLC and certain Management Stockholders (as defined therein)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC.
(Registrant)

By:		/s/ Caroline B. Manogue

	Name:	Caroline B. Manogue
	Title:	Executive Vice President, Chief Legal Officer & Secretary
Dated: September 22, 2005

INDEX TO EXHIBITS

Exhibit No.	Description
4.1.3	Amendment 2 to the Amended and Restated Stockholders Agreement, dated September 20, 2005, by and among the Company, Endo LLC, Kelso and certain Amending Stockholders (as defined therein)

4.2.3	Amendment 2 to the Amended and Restated Employee Stockholders Agreement, dated September 20, 2005, by and among the Company, Endo LLC, Kelso and certain Amending Stockholders (as defined therein)

4.3	Employee Stockholders Consent and Release, effective September 20, 2005, by and among the Company, Endo LLC, Kelso and certain Employee Stockholders (as defined therein) signatory thereto

10.1	Shelf Registration Agreement, dated September 21, 2005, by and between Endo, Endo LLC and certain Management Stockholders (as defined therein)